UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496

Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	URI	NYSE

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement

Effective as of August 7, 2025, United Rentals, Inc. (“Holdings”), United Rentals (North America) Inc. (the “Borrower”), certain of the Borrower’s subsidiaries party thereto (the “Subsidiary Guarantors”), the lenders party thereto (the “Lenders”) and Bank of America, N.A. (the “Agent”) entered into an amendment (the “Amendment”) to the Amended and Restated Credit and Guaranty Agreement, dated as of February 14, 2024 (the “Existing Credit Agreement” and, as amended by the Amendment, the “Credit Agreement”), by and among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders and the Agent.

The Amendment, among other changes, reduces the interest rate margin applicable thereunder to 1.50%, in the case of Term SOFR Term Loans, and 0.50%, in the case of Base Rate Term Loans. The total loans outstanding under the Credit Agreement as of the effective date of the Amendment of $987,500,000 remained unchanged. The obligations under the Credit Agreement continue to be guaranteed on a secured basis by Holdings and the Subsidiary Guarantors on the same terms and subject to the same exceptions as the Existing Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

10.1	Amendment No.1 to Amended and Restated Credit and Guaranty Agreement, dated as of August 7, 2025, by and among United Rentals (North America), Inc., United Rentals, Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., Bank of America N.A., and the other financial institutions named therein.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2025

UNITED RENTALS, INC.

By:	/s/ Joli L. Gross
Name:	Joli L. Gross
Title:	Senior Vice President, Chief Legal & Sustainability Officer, Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli L. Gross
Name:	Joli L. Gross
Title:	Senior Vice President, Chief Legal & Sustainability Officer, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No.1 to Amended and Restated Credit and Guaranty Agreement, dated as of August 7, 2025, by and among United Rentals (North America), Inc., United Rentals, Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., Bank of America N.A., and the other financial institutions named therein.